Registration No. 2-82590

File No. 811-03694

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Oppenheimer Gold & Special Minerals Fund

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

EXPLANATORY NOTE

This submission is being made solely to obtain a class identifier for Class Y shares of Oppenheimer Gold & Special Minerals Fund, which was inadvertently excluded from the 485APOS filing made on June 29, 2010 for purposes of registering Class Y shares. The accession number of the 485APOS filing in which the Class Y shares were registered is: 0000728889-10-001016